UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 5, 2009


                                AVRO ENERGY, INC.
             (Exact name of registrant as specified in its charter)

          Nevada                       333-141686              20-8387017
(State or Other Jurisdiction        (Commission File        (I.R.S. Employer
     of Incorporation)                   Number)          Identification Number)

                                  9 Church Lane
                              West Sussex, England
                                     RH103PT
                     Address of principal executive offices:

                         Telephone: 011-44-77-68-511-988

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 5.02 ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS.

APPOINTMENT OF  VICE-PRESIDENT OF OPERATIONS, MR. DONNY FITZGERALD

On July 5, 2009, the Company appointed Mr. Donny Fitzgerald, who currently serves as Secretary and Director, as Vice-President of Operations for the Company, effective as of equal date.

DONNY FITZGERALD, SECRETARY, VICE-PRESIDENT OF OPERATIONS, AND DIRECTOR OF THE COMPANY.

Donny Fitzgerald was first appointed as Director of the Company on June 11, 2008. Donny Fitzgerald resides in Vivian, Louisiana.

For the past five years, Mr. Fitzgerald has worked in the Oil and Gas industry as Manager and Principal of Fitzgerald Enterprises, a company that specializes in oil field supply and production and is headquartered in Vivian, Louisiana. Mr. Fitzgerald expertise is primarily in the oil field supply and production within this industry.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           AVRO ENERGY INC.


Date: July 7, 2009                         By: /s/ Mike P. Kurtanjek
                                              -------------------------------
                                              MIKE P. KURTANJEK

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